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                                                                    EXHIBIT 23.2

                                    CONSENT

    We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 filed on Form S-3 to the Registration Statement on Form S-2 (File No. 333-46988) of Cambridge Heart, Inc. of our opinion dated
September 29, 2000, which is Exhibit 5.1 thereto and to the use of our firm name under the caption "Legal Matters" in the prospectus forming a part of such Registration Statement, as amended.

                                          /s/ Hale and Dorr LLP

Boston, Massachusetts
April 5, 2002